UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported): February 1, 2007

                        NEPTUNE INDUSTRIES, INC.
           (Exact Name of Registrant as Specified in Its Charter)

   Florida                        000-32691                       65-0838060
(State or Other Jurisdiction (Commission File Number)         I.R.S. Employer
of Incorporation) 							Identification No.)

                          21218 St. Andrews Boulevard
                                  Suite 645
                            Boca Raton, FL 33433
                   (Address of principal executive offices)

                               (561)-482-6408)
                         (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ]	Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















SECTION  4  Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant?s Certifying Accountant.

On December 29, 2006, the Registrant was advised by letter dated December 19, 2007 that its former certifying accountants, Dohan & Company, CPAs of Miami, Florida, that it would not continue its engagement as the Registrant?s certifying accountant following the completion of the audit of the Company?s financial statements for the fiscal year ended June 30, 2006. In accordance with Item 304(a)(1) of Regulation S-B of the SEC, the Company is providing the following information:

1.	The former accountant, Dohan & Company, CPAs, resigned the engagement by letter dated December 19, 2006, received on December 29, 2006.

2.	The former principal accountant?s reports on the financial statements of the Company for the last two fiscal years ending June 30, 2006 and June 30, 2005, did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

3.	The decision to change accountants was not recommended or approved by the Board of Directors of the Company or an audit or similar committee of the Board of directors.

4.	There were no disagreements with the former accountants, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant?s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, and no such disagreements have ever been communicated to the Company.

On February 1, 2007, the Registrant engaged Berman, Hopkins, Wright & LaHam, CPAs and Associates, LLP, of Winter Park and Viera, Florida, as its certifying accountants to review its interim financial statements for the fiscal year 2007 and to audit its financial statements for the fiscal year ended June 30, 2007. The appointment of Berman, Hopkins, Wright & LaHam was reported as required on a Form 8-K report filed by the Company with the SEC on February 5, 2007. Berman, Hopkins, Wright & LaHam is a registered accounting firm with the Public Company Accounting Oversight Board. The new certifying accountant?s reviewed the financial statements and Forms 10-QSB of the Company for the fiscal quarters ended September 30, 2006 and December 31, 2006.

The Registrant?s former certifying accountants, Dohan & Company, CPAs, completed the audit of the Registrant?s financial statements for the fiscal year ended June 30, 2006, and the audit report of the former accountants for that period did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. The former auditor did not review the Form 10-QSB and Form 10-QSB/A filed by the Registrant for the quarterly period ended September 30, 2006 as filed with the SEC. Registrant?s new independent auditors, Berman, Hopkins, Wright & LaHam, reviewed the Form 10QSB/A for the first quarter of the fiscal year ended September 30, 2006, filed by the Company and approved that form as filed, and also reviewed and approved the Form 10-QSB for the second quarter ended December 31, 2006, filed by the Company on February 14, 2007.

Although no items of disagreement as defined in paragraph (a)(1)(iv) of Item
3.04 of Regulation S-B exist or have been raised by the former accountants, the Registrant has provided a copy of this report and the disclosures it is making in response to Item 3.04(a) to the former accountants and has requested the former accountants to furnish a letter addressed to the Commission within ten business days stating whether it agrees with the statements made in this report by Registrant, and, if not, stating the respects in which it does not agree. A copy of the undated letter received from the former accountants on March 7, 2007, is attached to this report as Exhibit 16.

In the undated response letter, the former accountants indicate that ?the financial statements of the Company for the last two fiscal years were modified as to uncertainty?, but there is no indication what modifications as to uncertainty were undertaken or recommended by the former auditors for the past two fiscal years, no such modifications were ever communicated to the Company, and the Company has no knowledge of any such modifications as to uncertainty. It is believed that this phrase in the response letter may, in fact, be a typographical error by the former auditors since the Forms 10-KSB filed by the Company for the past two fiscal years were fully reviewed by the former auditors before filing and all material and substantive comments and suggestions by the former auditor were incorporated in the final reports, as filed. No comments, objections or requested modifications regarding those filed reports on Form 10-KSB have been made by or received from the former accountants since they were filed on June 17, 2005 and October 13. 2006. The response letter also makes reference to the ?March 7, 2007 statements? of the Company included in the ?Form 8-K filed with the Securities and Exchange Commission.? This also appears to be a typographical error, since the Company filed no Form 8-K on March 7, 2007, and, as required by Regulation S-B, Item 3.04(a)(1)(iv), forwarded a draft copy of the Company statements regarding the former auditor and the reasons for the change in auditors, to the former accountants on February 20, 2007 to afford the former auditors ten business days, or until March 6, 2007, to respond.

SECTION  9.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.

     Exhibit 16.  Undated letter from Dohan and Company

This report on Form 8-K may contain forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, expenses, earnings or losses from operations or investments, or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include risks that are described from time to time in our Securities and Exchange Commission, or the SEC, reports filed before this report.

We use words such as anticipates, believes, expects, future, intends and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason. We caution you that forward-looking statements of this type are subject to uncertainties and risks, many of which cannot be predicted or quantified.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Date: March 8, 2007


                            NEPTUNE INDUSTRIES, INC.



                            By /s/ Ernest Papadoyianis
                              --------------------------------
                                Ernest Papadoyianis
                                President




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